Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of H2 Energy Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of H2 Energy Group, Inc. as of December 31, 2023 and 2022, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2023

Lakewood, CO

March 20, 2024

F-1

H2 ENERGY GROUP, INC.
BALANCE SHEETS

	December 31,	December 31,
	2023	2022

ASSETS
Current assets
Cash and cash equivalents	$240,654	$26,480
Total current assets	240,654	26,480

Other Assets
Buildings and equipment, net of accumulated depreciation	25,000	—
Intangible assets, net of accumulated amortization	158,280	86,980
Total assets	$423,934	$113,460

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accrued expenses	$44,634	$6,517
Due to related party	250,002	250,002
Loan from shareholders	145,830	100,000
Notes payable	968,000	—
Total liabilities	1,408,466	356,519

Commitments and contingences (Note 3)

Stockholder's equity
Common stock, $0.0001 par value; 10,000,000 shares
authorized 1,035,033 issued and outstanding	10	10
Additional paid in capital	299,319	299,319
Accumulated deficit	(1,283,861)	(542,388)
Total stockholders' deficit	(984,532)	(243,059)
Total liabilities and stockholders' deficit	$423,934	$113,460

See accompanying notes to the financial statements.

F-2

H2 ENERGY GROUP, INC.
STATEMENTS OF OPERATIONS

	For the years ended
	December 31,
	2023	2022

Revenues, net	$—	$—

Cost of sales	—	—

Gross profit	—	—

Operating expenses
Selling, general and administrative expenses	216,560	149,433
Personnel expenses	518,168	72,147
Total operating expenses	734,728	221,580

Loss from operations	(734,728)	(221,580)

Other income (expenses):
Interest expense	(6,745)	(444)
Total other income (expenses)	(6,745)	(444)

Income (loss) before taxes	(741,473)	(222,024)

Income tax expense	—	—

Net income (loss)	$(741,473)	$(222,024)

Basic and diluted earnings (loss) per share	$(0.72)	$(0.21)

Weighted average shares outstanding - basic and diluted	1,035,033	1,033,940

See accompanying notes to the financial statements.

F-3

H2 ENERGY GROUP, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	Common Stock		Additional Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance, January 1, 2022	1,026,958	10	100,395	(320,364)	(219,959)

Sale of Class B Common Nonvoting Stock	8,075	—	198,924	—	198,924

Net loss	—	—	—	(222,024)	(222,024)

Balance, December 31, 2022	1,035,033	10	299,319	(542,388)	(243,059)

Net loss	—	—	—	(741,473)	(741,473)

Balance, December 31, 2023	1,035,033	$10	$299,319	$(1,283,861)	$(984,532)

See accompanying notes to the financial statements.

F-4

H2 ENERGY GROUP, INC.
STATEMENTS OF CASH FLOWS

	For the years ended
	December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(741,473)	$(222,024)
Adjustment to reconcile net income to net
cash flows from operating activities:
Amortization	4,717	2,867
Changes in operating assets and liabilities:
Accounts payable	—	(12,319)
Accrued expenses	31,372	6,519
Cash flows from operating activities	(705,384)	(224,957)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of intangible assets	(76,017)	(75,355)
Acquisition of fixed assets	(25,000)	—
Cash flows from investing activities	(101,017)	(75,355)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan from shareholders	45,830	100,000
Convertible debt	968,000	—
Accrued interest	6,745	—
Sale of common stock	—	198,924
Cash flows from financing activities	1,020,575	298,924

NET CHANGE IN CASH AND CASH EQUIVALENTS	214,174	(1,388)
CASH AND CASH EQUIVALENTS, beginning of period	26,480	27,868
CASH AND CASH EQUIVALENTS, end of period	240,654	26,480

Supplemental Cash Flow Information
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

See accompanying notes to the financial statements.

F-5

H2 ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

H2 Energy Group, Inc. was originally formed on May 4, 2020 (“Inception”) in the State of Delaware as a limited liability company and converted to a corporation, incorporated in State of Delaware on July 31, 2020. The financial statements of H2 Energy Group, Inc. (which may be referred to as the "Company", "we," "us," or "our") are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company’s headquarters are located in Friendsville, Tennessee.

H2 Energy Group, Inc. uses scalable and modular technology to produce low-cost hydrogen-rich syngas from renewable woody biomass. The Company plans to construct a renewable hydrogen production facility and install four hydrogen refueling stations in California.

Going Concern and Management’s Plans

The financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As of the date of this filing the Company has yet to make generate revenue from its intended operations and requires capital to develop and operate its intended business. These above matters raise substantial doubt about the Company's ability to continue as a going concern. During the next 12 months, the Company intends to fund its operations through related party advances and securities-based crowdfunding. There are no assurances that management will be able to raise capital on terms acceptable to the Company. If we are unable to obtain sufficient amounts of additional capital, we may be required to reduce the scope of our planned development, which could harm our business, financial condition and operating results. The financial statements do not include any adjustments that might result from these uncertainties.

Risks and Uncertainties

The Company has a limited operating history and has not yet generated revenue from intended operations. The Company's business and operations are sensitive to general business and economic conditions in the U.S. along with local, state, and federal governmental policy decisions. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include: recession, downturn or otherwise, government policy changes, energy price fluctuations, availability of a qualified human capital, consumer trends in the transportation economy, and negative press. These adverse conditions could affect the Company's financial condition and the results of its operations.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“US GAAP”).

F-6

H2 ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amount of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants as of the measurement date. Applicable accounting guidance provides an established hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. There are three levels of inputs that may be used to measure fair value:

Level 1	- Observable inputs that reflect quoted prices (unadjusted) for identical assets or Liabilities in active markets.
Level 2	- Include other inputs that are directly or indirectly observable in the marketplace.
Level 3	- Unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Fair-value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2023 and 2022. Fair values for these items were assumed to approximate carrying values because of their short term in nature or they are payable on demand.

Cash and Cash Equivalents

For purpose of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Website Development Costs

The Company capitalize costs related to the development of their website in accordance with ASC 350- 50, Website Development Costs. The Company amortize website development costs on a straight-line basis over the estimated life of the site, generally 36 months. Amortization begins at the completion of the website. During the year ended December 31, 2021, the Company capitalized $7,492 for such costs. The website was placed in service in January 2022. During the first 10 months of 2022 additional costs of $6,660 were capitalized and website improvements were placed in service on November 1, 2022. No costs were capitalized during the year ended December 31, 2023.

F-7

H2 ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

Revenue Recognition

The Company will recognize revenue in accordance with ASC 606 Revenue from Contracts with Customers. The Company will determine revenue recognition through the following steps:

•	Identification of a contract with a customer;
•	Identification of the performance obligations in the contract;
•	Determination of the transaction price;
•	Allocation of the transaction price to the performance obligations in the contract; and
•	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. No revenue has been generated to date.

Income Taxes

The Company applies ASC 740 Income Taxes (“ASC 740”). Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial statement reported amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax expense for the period, if any and the change during the period in deferred tax assets and liabilities. As of the date of these financial statements, the 2023 and 2022 tax returns are subject to inspection by state and federal regulators.

ASC 740 also provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position is recognized only if it is “more likely than not” that the position is sustainable upon examination by the relevant taxing authority based on its technical merit.

Recently Adopted Accounting Pronouncements

The Financial Accounting Standards Board issues Accounting Standards Updates (“ASU”) to amend the authoritative literature in Accounting Standards Codification. Management believes that those issued to date are either already included in the Company’s accounting or (i) provide supplemental guidance,

(ii) are technical corrections, (iii) are not applicable to us or (iv) are not expected to have a significant impact our financial statements.

NOTE 3 – COMMITMENTS AND CONTINGENCIES

Legal

The Company is not currently involved with, and does not know of, any pending or threatening litigation against the Company.

Collaborative Arrangements

The company has entered into collaborative arrangements with various parties for the cross promotion of technologies and services within certain geographical areas. These arrangements do not commit the Company or the counterpart to any financial obligation. If these arrangements result in a formal project, the Company and the counterparties will receive certain equity consideration in the project or be given first right of refusal to provide their products or services to the projects, as defined by the respective agreements. To date, these arrangements have not resulted in any formal projects.

F-8

H2 ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 4 – RELATED PARTY TRANSACTIONS

Effective July 1, 2020, the Company entered into agreement (the “License Agreement”) for certain intellectual property with a related party. Under the terms of the License Agreement, $250,000 was due in cash or stock of the Company upon signing, and the Company agreed to pay a running royalty of one-half percent (0.5%) of Company net sales. As this was a transaction with companies under common control, and there was no basis in the intellectual property, the license fee was expensed in full. In the event that the running royalties paid on net sales in any calendar year do not reach the minimum set below for such year, the Company shall pay an additional amount with the payment due for the period ending December 31 of such year, so that the total amount paid for such year reaches the following minimum amount, which was subsequently amended as indicated below:

Year One	$1
Year Two	$250,000
Year Three	$500,000
Year Four	$1,000,000
Year Five and after	$2,000,000

In addition to the forgoing fees and running royalties, the Company agreed to pay the related party a royalty of one-half percent (0.5%) of all sublicensing revenue. The running royalty and sublicensing revenue royalty were payable quarterly based on the quantity of licensed products sold during the preceding quarter. The agreement continues for the life of the last facility utilizing the subject technology unless terminated earlier by the related party or by default of the Company. During the periods ended December 31, 2021 and 2020, the Company recognized a $250,000 in licensee fee expenses and the minimum royalty expenses of $1.

On January 12, 2022, the Company amended the License Agreement to remove the running royalty, the sublicensing revenue royalty, and the payments scheduled above related to the running royalties. No additional payments are required other than the $250,000 payable recorded in the 2020 balance sheet.

NOTE 5 – LOANS FROM SHAREHOLDERS

During the years ended December 31, 2023 and 2022, the Company issued multiple short term notes to several of the members of the management team. Interest is to accrue and be paid with the repayment of loans at maturity. The Company has the option to pay note back early with interest accrued to date with no penalty. As of December 31, 2023 and 2022 the total principal due was $145,830 and $100,000 with total interest accrued of $6,745 and $444, respectively. The details are as follows:

Lender	December 31, 2023	December 31, 2022	Term	Interest Rate
Neil Goulden	125,830	100,000	10 Months	5%
James McGinley	20,000	3/10/2023	10 Months	5%
Paul Powers*	—	—	10 Months	5%
	145,830

*During the year ended December 31, 2023, Paul Powers loaned the Company $11,000. The Company repaid the loan on December 4, 2023.

F-9

H2 ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 6 – NOTES PAYABLE

On November 13, 2023, the Company entered into a series forgivable note with Victory Oilfield Tech, Inc. for the principal amount of $968,000. The term of the note is 60 days and has a coupon rate of 5%. The note is forgivable upon the completion of the merger between H2EG and Victory.

NOTE 7 – STOCKHOLDERS’ DEFICIT

Authorized and Issued

The Company is authorized to issue 20,000,000 shares, par value $0.00001, consisting of 10,000,000 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock, and 5,000,000 shares of undesignated Preferred Stock.

As disclosed in Note 1, the Company converted from a limited liability company (“LLC”) to a corporation on July 31, 2020. Upon conversion, the members of the LLC converted 1,013,479 LLC units to 1,013,479 shares of common stock, which was later designated as Class A Common Stock upon the amendment to the certificate of incorporation, further described below.

On November 23, 2021, the Company amended and restated their certificate of incorporation with the effect being an increase in authorized shares from 2,000,000 to 20,000,000 and a change in par value from $0.001 to $0.00001. The amended certificate of incorporation also created various designations of stock as described above. There was no change to the shares issued and outstanding. All share and per share amount in the financial statements have been retroactively restated to reflect these changes.

Effective June 27, 2023, the Company sold 13,479 shares of Class A Common Stock for $100,000 to a founder and 8,075 Class B Non-Voting Shares for $198,924 through Crowdfund Capital Raise. As of December 31, 2023 and 2022, 1,026,958 and 1,026,958 Class A Common Stock and 8,075 and 8,075 Class B Nonvoting Shares were issued and outstanding, respectively.

Voting

Each outstanding share of Class A Common Stock is entitled to one vote upon each matter submitted to vote at a meeting of shareholders. Class B Common Stock and Preferred Stock are Nonvoting shares. Voting and other rights and preferences may be changed when specific designations are set for the Preferred Stock.

F-10

H2 ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 8 – INCOME TAXES

We did not provide any current or deferred US federal income tax provision or benefit for the years ending December 31, 2023 and 2022 as we incurred tax losses during both of these years.

When it is more likely than not, that a tax asset cannot be realized through future income, we must record an allowance against any future potential future tax benefit. We have provided a full valuation allowance against the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward periods.

We have not taken a tax position that, if challenged, would have a material effect on the financial statements for the year ended December 31, 2023 and 2022 as defined under ASC 740, "Accounting for Income Taxes."

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes.

The sources and tax effects of the differences for the periods presented are as follows:

	December 31, 2023	December 31, 2022
U.S. statutory federal income tax rate	21.0%	21.0%
State income taxes	8.7%	8.7%
Change in valuation allowance	(29.7%)	(29.7%)
Effective income tax rate	0%	0%

A reconciliation of the income taxes computed at the statutory rate is as follows:

	December 31, 2023	December 31, 2022

Tax credit (expense) at statutory rate (26%)	$220,217	$65,941
Increase in valuation allowance	(220,217)	(65,941)
Net deferred income tax asset	$—	$—

As of December 31, 2023, the Company had a federal net operating loss carryforward of approximately $1,248,000. The federal net operating loss carryforward do not expire but may only be used against taxable income to 80%. No tax benefit has been reported in the financial statements. The annual offset of this carryforward loss against any future taxable profits may be limited under the provisions of Internal Revenue Code Section 381 upon any future change(s) in control of the Company.

NOTE 9 – SUBSEQUENT EVENTS

On January 1, 2024, pursuant to a merger agreement, the Company became a wholly owned subsidiary of Victory Oilfield Tech Inc.

In February of 2024, Management was contacted by Castle Placement, LLC (“Castle”) asserting a claim that it is due compensation from our subsidiary H2 Energy Group Inc. (“H2EG”) pursuant to provisions in a terminated engagement agreement for financial advisory services. H2EG disagrees with Castle’s interpretation of the agreement. Castle and H2EG are attempting to resolve this disagreement, but if they are unable to do so H2EG will defend any action by Castle and reserves all defenses and counterclaims.

F-11